Exhibit 99.1

SouthState Bank Corporation Reports Second Quarter 2026 Results Declares an Increase in the Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – July 23, 2026 – SouthState Bank Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and six-month periods ended June 30, 2026.

“We continue to make progress on our priorities of balance sheet growth, opportunistic hiring, active share repurchases and building our artificial intelligence capabilities,” said John C. Corbett, SouthState’s Chief Executive Officer. “The second quarter featured solid loan growth, a stable net interest margin, unchanged deposit costs, and improved efficiency. Asset quality trends also improved, with a decline in non-accruals and charge-offs of just 6 basis points. Over the past year, we’ve retired nearly 5% of our share count, raised our dividend by 11% and grown tangible book value by 13%. We remain focused on delivering for our shareholders.”

Highlights of the second quarter of 2026 include:

Returns

●	Reported diluted Earnings per Share (“EPS”) and Adjusted Diluted EPS (Non-GAAP) of $2.35, up 11% year over year on a reported basis and 2% year over year on an adjusted basis
●	Net Income of $230 million
●	Return on Average Common Equity of 10.2%; Return on Average Tangible Common Equity (Non-GAAP) of 17.6%*
●	Return on Average Assets (“ROAA”) of 1.36%*
●	Book Value per Share of $94.17
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $58.72, an increase of 13% year over year, after raising the dividend by 11%, and repurchasing nearly 5% of the Company’s shares over the past year

Performance

●	Net Interest Income of $576 million, an increase of $14 million, or 3%, compared to the prior quarter
●	Noninterest Income of $97 million, a decrease of $3 million compared to the prior quarter primarily due to mortgage banking income; Noninterest Income represented 0.57% of average assets for the second quarter of 2026*
●	Noninterest Expense of $358 million, a decrease of $2 million compared to the prior quarter primarily due to OREO and loan related expense
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP), of 3.78%
●	Net charge-offs totaled $8 million, or 0.06%* of average loans
●	$16 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.30% of loans
●	Efficiency Ratio improved to 50% from the prior quarter

Balance Sheet

●	Loans increased by $1.4 billion, or 11%*, compared to the prior quarter and increased by $3.6 billion, or 8%, year over year; deposits increased by $474 million, or 3%*, and increased by $2.7 billion, or 5%, year over year; ending loan to deposit ratio of 90%
●	Total deposit cost of 1.76%, unchanged from the prior quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.7%, 13.5%, 9.4%, and 11.1%, respectively†

Subsequent Events

●	The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.60 per share to $0.66 per share; the dividend is payable on August 14, 2026 to shareholders of record as of August 7, 2026

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2026	2026	2025	2025	2025	2026	2025
Interest Income
Loans, including fees (1)	$744,652	$721,571	$748,106	$782,382	$746,448	$1,466,222	$1,471,088
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	93,607	95,258	100,640	99,300	94,056	188,866	177,982
Total interest income	838,259	816,829	848,746	881,682	840,504	1,655,088	1,649,070
Interest Expense
Deposits	244,216	238,522	250,189	257,271	241,593	482,738	487,550
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	18,094	16,702	17,442	24,714	20,963	34,796	39,025
Total interest expense	262,310	255,224	267,631	281,985	262,556	517,534	526,575
Net Interest Income	575,949	561,605	581,115	599,697	577,948	1,137,554	1,122,495
Provision for credit losses	15,919	10,808	6,605	5,085	7,505	26,727	108,067
Net Interest Income after Provision for Credit Losses	560,030	550,797	574,510	594,612	570,443	1,110,827	1,014,428
Noninterest Income
Operating income	96,726	100,098	105,753	99,086	86,817	196,824	172,437
Securities losses, net	—	—	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	—	—	229,279
Total noninterest income	96,726	100,098	105,753	99,086	86,817	196,824	172,905
Noninterest Expense
Operating expense	357,749	359,524	364,196	351,453	350,682	717,273	691,502
Merger, branch consolidation, severance related, and other expense (8)	—	—	4,494	20,889	24,379	—	92,385
FDIC special assessment	—	—	(3,835)	—	—	—	—
Total noninterest expense	357,749	359,524	364,855	372,342	375,061	717,273	783,887
Income before Income Tax Provision	299,007	291,371	315,408	321,356	282,199	590,378	403,446
Income tax provision	68,985	65,551	67,686	74,715	66,975	134,536	99,142
Net Income	$230,022	$225,820	$247,722	$246,641	$215,224	$455,842	$304,304

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$230,022	$225,820	$247,722	$246,641	$215,224	$455,842	$304,304
Securities losses, net of tax	—	—	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(179,004)
Initial provision for credit losses - Non-PCD loans and UFC from
Independent, net of tax	—	—	—	—	—	—	71,892
Merger, branch consolidation, severance related, and other expense,
net of tax (8)	—	—	3,529	16,032	18,593	—	71,687
Deferred tax asset remeasurement	—	—	—	—	—	—	5,581
FDIC special assessment, net of tax	—	—	(3,012)	—	—	—	—
Adjusted Net Income (non-GAAP)	$230,022	$225,820	$248,239	$262,673	$233,817	$455,842	$453,099

Basic earnings per common share	$2.36	$2.29	$2.48	$2.44	$2.12	$4.66	$3.00
Diluted earnings per common share	$2.35	$2.28	$2.46	$2.42	$2.11	$4.64	$2.99
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.36	$2.29	$2.48	$2.60	$2.30	$4.66	$4.47
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.35	$2.28	$2.47	$2.58	$2.30	$4.64	$4.45
Dividends per common share	$0.60	$0.60	$0.60	$0.60	$0.54	$1.20	$1.08
Basic weighted-average common shares outstanding	97,300,899	98,544,242	100,063,315	101,218,431	101,495,456	97,919,136	101,452,777
Diluted weighted-average common shares outstanding	97,676,767	98,922,258	100,618,796	101,735,095	101,845,360	98,292,252	101,835,756
Effective tax rate	23.07%	22.50%	21.46%	23.25%	23.73%	22.79%	24.57%
Adjusted effective tax rate	23.07%	22.50%	21.46%	23.25%	23.73%	22.79%	23.19%

Performance and Capital Ratios

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2026	2026	2025	2025	2025	2026	2025
PERFORMANCE RATIOS
Return on average assets (annualized)	1.36%	1.37%	1.47%	1.49%	1.34%	1.36%	0.95%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.36%	1.37%	1.48%	1.59%	1.45%	1.36%	1.42%
Return on average common equity (annualized)	10.19%	10.11%	10.90%	11.04%	9.93%	10.15%	7.17%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.19%	10.11%	10.92%	11.75%	10.79%	10.15%	10.68%
Return on average tangible common equity (annualized) (non-GAAP) (3)	17.62%	17.59%	19.10%	19.62%	18.17%	17.60%	13.73%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	17.62%	17.59%	19.14%	20.81%	19.61%	17.60%	19.72%
Efficiency ratio (tax equivalent)	50.00%	51.05%	49.65%	49.88%	52.75%	50.52%	56.75%
Adjusted efficiency ratio (non-GAAP) (4)	50.00%	51.05%	49.56%	46.89%	49.09%	50.52%	49.65%
Dividend payout ratio (5)	25.31%	26.12%	24.23%	24.59%	25.47%	25.71%	36.00%
Book value per common share	$94.17	$92.21	$91.38	$89.14	$86.71
Tangible book value per common share (non-GAAP) (3)	$58.72	$56.90	$56.27	$54.48	$51.96

CAPITAL RATIOS
Equity-to-assets	13.3%	13.3%	13.5%	13.6%	13.4%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.7%	8.6%	8.8%	8.8%	8.5%
Tier 1 leverage (6)	9.4%	9.4%	9.3%	9.4%	9.2%
Tier 1 common equity (6)	11.1%	11.3%	11.4%	11.5%	11.2%
Tier 1 risk-based capital (6)	11.1%	11.3%	11.4%	11.5%	11.2%
Total risk-based capital (6)	13.5%	13.7%	13.8%	14.0%	14.5%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
BALANCE SHEET	2026	2026	2025	2025	2025
Assets
Cash and due from banks	$649,079	$598,218	$583,375	$582,792	$755,798
Federal funds sold and interest-earning deposits with banks	1,701,233	2,268,864	2,589,108	2,561,663	2,708,308
Cash and cash equivalents	2,350,312	2,867,082	3,172,483	3,144,455	3,464,106

Trading securities, at fair value	191,094	117,590	110,183	107,519	95,306
Investment securities:
Securities held to maturity	1,955,754	2,007,249	2,048,030	2,096,727	2,145,991
Securities available for sale, at fair value	6,598,177	6,530,348	6,313,756	6,042,800	5,927,867
Other investments	366,986	370,924	353,428	366,218	357,487
Total investment securities	8,920,917	8,908,521	8,715,214	8,505,745	8,431,345
Loans held for sale	405,441	327,935	345,343	346,673	318,985
Loans:
Purchased credit deteriorated	2,658,792	2,818,360	2,977,499	3,160,359	3,409,186
Purchased non-credit deteriorated	9,921,791	10,714,489	11,232,414	11,877,828	12,492,553
Non-acquired	38,266,289	35,963,934	34,388,614	32,629,724	31,365,508
Less allowance for credit losses	(586,664)	(585,882)	(585,197)	(590,133)	(621,046)
Loans, net	50,260,208	48,910,901	48,013,330	47,077,778	46,646,201
Premises and equipment, net	992,594	993,584	994,176	961,510	964,878
Bank owned life insurance	1,311,197	1,302,382	1,293,574	1,285,532	1,280,632
Mortgage servicing rights	91,442	90,018	84,032	84,491	85,836
Core deposit and other intangibles	343,424	364,686	386,326	409,890	433,458
Goodwill	3,094,059	3,094,059	3,094,059	3,094,059	3,094,059
Other assets	949,340	1,002,465	988,692	1,030,558	1,078,516
Total assets	$68,910,028	$67,979,223	$67,197,412	$66,048,210	$65,893,322

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,451,094	$13,650,799	$13,375,697	$13,430,459	$13,719,030
Interest-bearing	42,898,716	42,224,864	41,770,100	40,642,810	39,977,931
Total deposits	56,349,810	55,875,663	55,145,797	54,073,269	53,696,961
Federal funds purchased and securities
sold under agreements to repurchase	569,486	643,386	618,215	594,092	630,558
Other borrowings	996,749	696,642	696,536	696,429	1,099,705
Reserve for unfunded commitments	76,525	69,229	69,619	68,538	64,693
Other liabilities	1,785,990	1,663,387	1,608,137	1,604,756	1,600,271
Total liabilities	59,778,560	58,948,307	58,138,304	57,037,084	57,092,188

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	242,428	244,844	247,845	252,723	253,745
Surplus	6,247,484	6,332,285	6,480,471	6,647,952	6,679,028
Retained earnings	2,951,691	2,779,896	2,614,173	2,426,463	2,240,470
Accumulated other comprehensive loss	(310,135)	(326,109)	(283,381)	(316,012)	(372,109)
Total shareholders' equity	9,131,468	9,030,916	9,059,108	9,011,126	8,801,134
Total liabilities and shareholders' equity	$68,910,028	$67,979,223	$67,197,412	$66,048,210	$65,893,322

Common shares issued and outstanding	96,971,142	97,937,653	99,138,204	101,089,231	101,498,000

Net Interest Income and Margin

	Three Months Ended
	Jun. 30, 2026			Mar. 31, 2026			Jun. 30, 2025
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$1,386,864	$12,236	3.54%	$1,881,020	$15,792	3.40%	$1,884,133	$19,839	4.22%
Investment securities	9,213,359	81,371	3.54%	9,221,416	79,466	3.49%	8,513,439	74,217	3.50%
Loans held for sale	286,422	4,602	6.44%	223,084	3,732	6.78%	283,017	4,829	6.84%
Total loans held for investment	50,247,114	740,050	5.91%	48,875,656	717,839	5.96%	47,029,412	741,619	6.33%
Total interest-earning assets	61,133,759	838,259	5.50%	60,201,176	816,829	5.50%	57,710,001	840,504	5.84%
Noninterest-earning assets	6,694,407			6,726,355			6,840,880
Total Assets	$67,828,166			$66,927,531			$64,550,881

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$32,098,340	$180,220	2.25%	$31,499,841	$172,453	2.22%	$28,986,998	$173,481	2.40%
Savings deposits	2,817,269	1,638	0.23%	2,822,510	1,642	0.24%	2,921,780	2,012	0.28%
Certificates and other time deposits	7,184,745	62,358	3.48%	7,215,388	64,427	3.62%	7,177,451	66,100	3.69%
Federal funds purchased	289,337	2,616	3.63%	295,207	2,635	3.62%	360,588	3,943	4.39%
Repurchase agreements	293,341	1,477	2.02%	319,873	1,561	1.98%	287,341	1,462	2.04%
Other borrowings	851,660	14,001	6.59%	696,597	12,506	7.28%	821,545	15,558	7.60%
Total interest-bearing liabilities	43,534,692	262,310	2.42%	42,849,416	255,224	2.42%	40,555,703	262,556	2.60%
Noninterest-bearing deposits	13,521,146			13,359,214			13,643,265
Other noninterest-bearing liabilities	1,719,228			1,661,672			1,659,331
Shareholders' equity	9,053,100			9,057,229			8,692,582
Total Non-IBL and shareholders' equity	24,293,474			24,078,115			23,995,178
Total Liabilities and Shareholders' Equity	$67,828,166			$66,927,531			$64,550,881
Net Interest Income and Margin (Non-Tax Equivalent)		$575,949	3.78%		$561,605	3.78%		$577,948	4.02%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.78%			3.79%			4.02%
Total Deposit Cost (without Debt and Other Borrowings)			1.76%			1.76%			1.84%
Overall Cost of Funds (including Demand Deposits)			1.84%			1.84%			1.94%

Total Accretion on Acquired Loans (1)		$33,054			$38,786			$63,507
Tax Equivalent ("TE") Adjustment		$751			$760			$672
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $185.9 million as of June 30, 2026.

Noninterest Income and Expense

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars in thousands)	2026	2026	2025	2025	2025	2026	2025
Noninterest Income:
Fees on deposit accounts	$41,568	$38,699	$41,950	$42,572	$37,869	$80,267	$73,802
Mortgage banking income	4,890	11,016	5,158	5,462	5,936	15,906	13,673
Trust and investment services income	15,164	14,471	14,684	14,157	14,419	29,635	29,351
Correspondent banking and capital markets income	24,839	24,427	30,638	25,522	19,161	49,266	35,876
Expense on centrally-cleared variation margin	(4,028)	(3,000)	(3,167)	(4,318)	(5,394)	(7,028)	(12,564)
Total correspondent banking and capital markets income	20,811	21,427	27,471	21,204	13,767	42,238	23,312
Bank owned life insurance income	9,624	9,494	9,633	10,597	9,153	19,118	19,352
Other	4,669	4,991	6,857	5,094	5,673	9,660	12,947
Securities losses, net	—	—	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	—	—	229,279
Total Noninterest Income	$96,726	$100,098	$105,753	$99,086	$86,817	$196,824	$172,905

Noninterest Expense:
Salaries and employee benefits	$205,377	$205,653	$202,714	$199,148	$200,162	$411,030	$395,973
Occupancy expense	43,878	42,302	42,567	40,874	41,507	86,180	77,000
Information services expense	29,136	29,704	30,443	28,988	30,155	58,840	61,517
OREO and loan related expense	952	4,378	867	5,427	2,295	5,330	4,079
Business development and staff related	10,639	11,362	13,485	8,907	7,182	22,001	13,692
Amortization of intangibles	21,041	21,304	23,417	23,426	24,048	42,345	47,879
Professional fees	5,090	5,239	7,410	4,994	4,658	10,329	9,367
Supplies and printing expense	3,885	3,254	3,594	3,278	3,970	7,139	7,098
FDIC assessment and other regulatory charges	10,753	10,257	9,884	8,374	11,469	21,010	22,727
Advertising and marketing	3,836	3,325	4,710	2,980	3,010	7,161	5,300
Other operating expenses	23,162	22,746	25,105	25,057	22,226	45,908	46,870
Merger, branch consolidation, severance related and other expense (8)	—	—	4,494	20,889	24,379	—	92,385
FDIC special assessment	—	—	(3,835)	—	—	—	—
Total Noninterest Expense	$357,749	$359,524	$364,855	$372,342	$375,061	$717,273	$783,887

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
LOAN PORTFOLIO (7)	2026	2026	2025	2025	2025
Construction and land development * †	$2,982,968	$2,592,908	$2,548,360	$2,678,971	$3,323,923
Investor commercial real estate*	18,656,455	18,298,938	17,883,913	17,603,205	16,953,410
Commercial owner occupied real estate	7,852,391	7,671,535	7,576,991	7,529,075	7,497,906
Commercial and industrial	9,378,444	9,385,926	9,181,408	8,644,636	8,445,878
Consumer real estate *	11,034,102	10,573,897	10,450,223	10,202,026	10,038,369
Consumer/other	942,512	973,579	957,632	1,009,998	1,007,761
Total Loans	$50,846,872	$49,496,783	$48,598,527	$47,667,911	$47,267,247
*

Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

†

Includes single family home construction-to-permanent loans of $358.4 million, $360.4 million, $342.8 million, $350.2 million, and $371.1 million for the quarters ended June 30, 2026, March 31, 2036, December 31, 2025, September 30, 2025, and June 30, 2025, respectively.

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
DEPOSITS	2026	2026	2025	2025	2025
Noninterest-bearing checking	$13,451,094	$13,650,799	$13,375,697	$13,430,459	$13,719,030
Interest-bearing checking	14,710,312	14,119,614	13,838,558	12,906,408	12,607,205
Savings	2,796,845	2,841,408	2,820,621	2,853,410	2,889,670
Money market	17,531,137	18,014,140	17,751,688	17,251,469	16,772,597
Time deposits	7,860,422	7,249,702	7,359,233	7,631,523	7,708,459
Total Deposits	$56,349,810	$55,875,663	$55,145,797	$54,073,269	$53,696,961

Asset Quality

	Ending Balance
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2026	2026	2025	2025	2025
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$171,264	$177,158	$161,975	$146,751	$141,910
Accruing loans past due 90 days or more	2,961	6,915	2,997	4,352	3,687
Non-acquired OREO and other nonperforming assets	11,722	8,339	5,273	11,969	17,288
Total non-acquired nonperforming assets	185,947	192,412	170,245	163,072	162,885
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	99,352	116,002	135,179	149,695	151,466
Accruing loans past due 90 days or more	835	1,986	1,944	891	707
Acquired OREO and other nonperforming assets	1,254	18,155	3,901	7,147	8,783
Total acquired nonperforming assets	101,441	136,143	141,024	157,733	160,956
Total nonperforming assets	$287,388	$328,555	$311,269	$320,805	$323,841

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2026	2026	2025	2025	2025
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.15%	1.18%	1.20%	1.24%	1.31%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.30%	1.32%	1.35%	1.38%	1.45%
Allowance for credit losses as a percentage of nonperforming loans	213.79%	193.96%	193.71%	195.61%	208.57%
Net charge-offs as a percentage of average loans (annualized)	0.06%	0.09%	0.09%	0.27%	0.21%
Net charge-offs, excluding acquisition date charge-offs, as a percentage
of average loans (annualized) *	0.06%	0.09%	0.09%	0.27%	0.06%
Total nonperforming assets as a percentage of total assets	0.42%	0.48%	0.46%	0.49%	0.49%
Nonperforming loans as a percentage of period end loans	0.54%	0.61%	0.62%	0.63%	0.63%

* Excluding acquisition date charge-offs recorded in connection with the Independent merger.

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the second quarter of 2026:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 3/31/2026	$520,619	$65,263	$585,882	$69,229
Charge offs	(10,335)	—	(10,335)	—
Acquired charge offs	(246)	(1,161)	(1,407)	—
Recoveries	2,150	—	2,150	—
Acquired recoveries	320	1,431	1,751	—
Provision for credit losses	13,984	(5,361)	8,623	7,296
Ending balance 6/30/2026	$526,492	$60,172	$586,664	$76,525

Period end loans	$48,188,080	$2,658,792	$50,846,872	N/A
Allowance for Credit Losses to Loans	1.09%	2.26%	1.15%	N/A
Unfunded commitments (off balance sheet) †				$12,824,707
Reserve to unfunded commitments (off balance sheet)				0.60%

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its second quarter results at 9:00 a.m. Eastern Time on July 24, 2026.  Callers wishing to participate may call toll-free by dialing (833) 461-5787 within the US. The numbers for international participants are listed at https://help.events.q4inc.com/eahc/international-dial-in-numbers.  The conference ID number is 404525610.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  A replay of the live webcast is expected to be available by the evening of July 24, 2026 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida. SouthState Bank, N.A., the company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than 1.8 million customers throughout Florida, Texas, the Carolinas, Georgia, Colorado, Alabama, Virginia and Tennessee.  The bank also serves clients nationwide through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Net income (GAAP)	$230,022	$225,820	$247,722	$246,641	$215,224
Provision for credit losses	15,919	10,808	6,605	5,085	7,505
Income tax provision	68,985	65,551	67,686	74,715	66,975
Merger, branch consolidation, severance related and other expense (8)	—	—	4,494	20,889	24,379
FDIC special assessment	—	—	(3,835)	—	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$314,926	$302,179	$322,672	$347,330	$314,083

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Net interest income (GAAP)	$575,949	$561,605	$581,115	$599,697	$577,948
Total average interest-earning assets	61,133,759	60,201,176	59,872,113	58,727,110	57,710,001
NIM, non-tax equivalent	3.78%	3.78%	3.85%	4.05%	4.02%

Tax equivalent adjustment (included in NIM, TE)	751	760	800	718	672
Net interest income, tax equivalent (Non-GAAP)	$576,700	$562,365	$581,915	$600,415	$578,620
NIM, TE (Non-GAAP)	3.78%	3.79%	3.86%	4.06%	4.02%

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2026	2025	2025	2025	2026	2025
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$230,022	$225,820	$247,722	$246,641	$215,224	$455,842	$304,304
Securities losses, net of tax	—	—	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(179,004)
PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	71,892
Merger, branch consolidation, severance related and other expense,
net of tax (8)	—	—	3,529	16,032	18,593	—	71,687
Deferred tax asset remeasurement	—	—	—	—	—	—	5,581
FDIC special assessment, net of tax	—	—	(3,012)	—	—	—	—
Adjusted net income (non-GAAP)	$230,022	$225,820	$248,239	$262,673	$233,817	$455,842	$453,099

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$2.36	$2.29	$2.48	$2.44	$2.12	$4.66	$3.00
Effect to adjust for securities losses, net of tax	—	—	—	—	—	—	1.76
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(1.76)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—	—	0.03	0.16	0.18	—	0.70
Effect to adjust for deferred tax asset remeasurement	—	—	—	—	—	—	0.06
Effect to adjust for FDIC special assessment, net of tax	—	—	(0.03)	—	—	—	—
Adjusted net income per common share - Basic (non-GAAP)	$2.36	$2.29	$2.48	$2.60	$2.30	$4.66	$4.47

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$2.35	$2.28	$2.46	$2.42	$2.11	$4.64	$2.99
Effect to adjust for securities losses, net of tax	—	—	—	—	—	—	1.76
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	—	—	(1.76)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—	—	0.04	0.16	0.19	—	0.70
Effect to adjust for deferred tax remeasurement	—	—	—	—	—	—	0.05
Effect to adjust for FDIC special assessment, net of tax	—	—	(0.03)	—	—	—	—
Adjusted net income per common share - Diluted (non-GAAP)	$2.35	$2.28	$2.47	$2.58	$2.30	$4.64	$4.45

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	1.36%	1.37%	1.47%	1.49%	1.34%	1.36%	0.95%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	0.56%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(0.56)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.23%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	0.03%	0.10%	0.11%	—%	0.22%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.02%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.02)%	—%	—%	—%	—%
Adjusted return on average assets (non-GAAP)	1.36%	1.37%	1.48%	1.59%	1.45%	1.36%	1.42%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	10.19%	10.11%	10.90%	11.04%	9.93%	10.15%	7.17%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	4.21%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(4.22)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	1.69%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	0.15%	0.71%	0.86%	—%	1.70%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.13%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.13)%	—%	—%	—%	—%
Adjusted return on average common equity (non-GAAP)	10.19%	10.11%	10.92%	11.75%	10.79%	10.15%	10.68%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	10.19%	10.11%	10.90%	11.04%	9.93%	10.15%	7.17%
Effect to adjust for intangible assets	7.43%	7.48%	8.20%	8.58%	8.24%	7.45%	6.56%
Return on average tangible equity (non-GAAP)	17.62%	17.59%	19.10%	19.62%	18.17%	17.60%	13.73%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	10.19%	10.11%	10.90%	11.04%	9.93%	10.15%	7.17%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	—%	—%	4.21%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	—%	—%	(4.22)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	1.69%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	0.15%	0.71%	0.86%	—%	1.70%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	—%	—%	0.13%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.13)%	—%	—%	—%	—%
Effect to adjust for intangible assets, net of tax	7.43%	7.48%	8.22%	9.06%	8.82%	7.45%	9.04%
Adjusted return on average common tangible equity (non-GAAP)	17.62%	17.59%	19.14%	20.81%	19.61%	17.60%	19.72%

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2026	2025	2025	2025	2026	2025
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	50.00%	51.05%	49.65%	49.88%	52.75%	50.52%	56.75%
Effect to adjust for securities losses	—%	—%	—%	—%	—%	—%	(7.44)%
Effect to adjust for gain on sale leaseback, net of transaction costs	—%	—%	—%	—%	—%	—%	7.46%
Effect to adjust for merger, branch consolidation, severance related
and other expense, net of tax (8)	—%	—%	(0.65)%	(2.99)%	(3.66)%	—%	(7.12)%
Effect to adjust for FDIC special assessment	—%	—%	0.56%	—%	—%	—%	—%
Adjusted efficiency ratio (non-GAAP)	50.00%	51.05%	49.56%	46.89%	49.09%	50.52%	49.65%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$94.17	$92.21	$91.38	$89.14	$86.71
Effect to adjust for intangible assets	(35.45)	(35.31)	(35.11)	(34.66)	(34.75)
Tangible book value per common share (non-GAAP)	$58.72	$56.90	$56.27	$54.48	$51.96

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	13.25%	13.28%	13.48%	13.64%	13.36%
Effect to adjust for intangible assets	(4.55)%	(4.64)%	(4.72)%	(4.83)%	(4.90)%
Tangible equity-to-tangible assets (non-GAAP)	8.70%	8.64%	8.76%	8.81%	8.46%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $33.1 million, $38.8 million, $50.3 million, $83.0 million, and $63.5 million during the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively, and $71.8 million and $125.3 million during the six months ended June 30, 2026 and 2025, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $4.5 million, $20.9 million, and $24.4 million for the quarters ended December 31, 2025, September 30, 2025, and June 30, 2025, respectively, and $92.4 million during the six months ended June 30, 2025; (b) pre-tax net securities losses of $(228.8) million for the six months ended June 30, 2025; (c) pre-tax gain on sale leaseback, net of transaction costs of $229.3 million for the six months ended June 30, 2025; (d) pre-tax PCL on non-PCD loans and unfunded commitments of $92.1 million for the six months ended June 30, 2025; (e) pre-tax FDIC special assessment of $(3.8) million for the quarter ended December 31, 2025; and (f) deferred tax asset remeasurement of $5.6 million for the six months ended June 30, 2025.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on merger, branch consolidation, severance related and other expenses, FDIC special assessment, and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net, and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $21.0 million, $21.3 million, $23.4 million, $23.4 million, and $24.0 million for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively, and $42.3 million and $47.9 million for the six months ended June 30, 2026 and 2025, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	June 30, 2026 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident net reimbursement of $(3.6) million for the quarters ended June 30, 2025 and $(3.5) million for the six months ended June 30, 2025.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of SouthState Bank Corporation (“SouthState”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward looking statements.

Factors that could cause SouthState’s actual results to differ materially from those described in the forward looking statements are discussed in SouthState’s Annual Report on Form 10 K for the year ended December 31, 2025, filed with the Securities and Exchange Commission and available on SouthState’s website (https://southstatecorporation.q4ir.com/SEC-Filings/Documents/default.aspx), and on the Securities and Exchange Commission's website (www.sec.gov). SouthState undertakes no obligation to update any forward looking statements.